UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 26, 2021

BLACKSTAR ENTERPRISE GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55730	27-1120628
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4450 Arapahoe Ave., Suite 100

Boulder, CO  80303

(Address of Principal Executive Offices)

(303) 500-3210

(Registrant's Telephone Number, Including Area Code)

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company /X/

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. /_/

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Power Up Lending Group – July 26, 2021

Convertible Promissory Note:

On July 26, 2021, BlackStar Enterprise Group, Inc. (the “Company” or “we”) and Power Up Lending Group Ltd. (“Holder”) entered into a Convertible Promissory Note totaling $103,750 (“Note 1,” Exhibit 10.1) and a Securities Purchase Agreement (“SPA 1,” Exhibit 10.2), and an Instruction Letter for the Transfer Agent (“TA Letter 1,” Exhibit 10.3) (altogether, the “Transaction Documents”).

The Company executed a 10% Convertible Promissory Note of the Company with Holder, in the principal amount of $103,750 (the “Note 1”), upon the terms and subject to the limitations and conditions set forth in such Note. The Note 1 is attached as Exhibit 10.1. The Holder may convert the outstanding unpaid principal amount of the Note 1 into restricted shares of Common Stock of the Company at a discount of 35% of the Market Price. The lender agreed to limit the amount of stock received to less than 4.99% of the total outstanding common stock. There are no warrants or options attached to this Note. The Company has initially reserved out of its authorized Common Stock 34,220,756 shares of Common Stock for conversion pursuant to the Note 1, as evidenced by the TA Letter 1 attached as Exhibit 10.3.

The Note 1, bearing an interest rate of 10%, dated July 26, 2021 (the “Issue Date”) for $103,750 matures on July 26, 2022. The Note 1 and SPA 1 were closed on July 26, 2021 (the “Closing Date”) and the Company received $100,000 on July 26, 2021, with the remaining $3,750 being retained by the Holder to cover legal and due diligence fees. The Note 1 additionally bears an interest rate of 22% per annum in the Event of Default.

Prepayment. The Company may prepay the Note 1 in whole or in part at any time, up to 180 days after the Issue Date, by paying the principal amount to be prepaid together with premium interest thereon to the date of prepayment (120% 1-60 days; 125% 61-90 days; 130% 91-120 days; 135% 121-180 days). After 180 days from the Issue Date, the Company may submit an Optional Prepayment Notice to the Holder. Upon receipt by the Holder of the Optional Prepayment Notice post Prepayment Periods, the prepayment shall be subject to the Holder’s and the Company’s agreement with respect to the applicable Prepayment Percentage.

No Beneficial Ownership. The Holder shall not be entitled to convert any portion of the Note 1 in excess of that portion upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion or exercise analogous to the limitations contained in the Note 1) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note 1 with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended and Regulations 13D-G thereunder. The beneficial ownership limitations on conversion as set forth may NOT be waived by the Holder.

Conversion Price. The conversion price (the “Conversion Price”) shall equal the Variable Conversion Price (as defined herein) (subject to equitable adjustments by the Borrower relating to the Borrower’s securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The "Variable Conversion Price" shall mean 65% multiplied by the Market Price (as defined herein) (representing a discount rate of 35%). “Market Price” means the lowest Trading Price (as defined below) for the Common Stock during the twenty (20) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. “Trading Price” means, for any security as of any date, the closing bid price on the OTCQB, OTCQX, Pink Sheets electronic quotation

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system or applicable trading market (the “OTC”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTC is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets”. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as reasonably determined by the Borrower. “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the OTC, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

Amounts Due in Events of Default:

Upon the failure to pay principal and interest, the Note 1 shall become immediately due and payable. Upon the failure to issue conversion shares when Holder exercises said right, or other events of default outlined in the Note 1, then two times (2x) the Default Amount of the Note 1 will become due and payable immediately. Any other form of default will entitle the Holder to an immediate payment of one hundred fifty percent (150%) of the Default Amount, being the outstanding principal amount of the Note 1, plus accrued and unpaid interest on the unpaid principal amount of the Note 1, plus any default interest and any other amounts owed.

Securities Purchase Agreement:

The Company and the Holder executed the Securities Purchase Agreement (“SPA 1”) in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act. The SPA 1 outlines the purchase of the Note 1 (the “Securities”), and the Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth in the SPA 1 in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

Transfer Agent Instruction Letter:

Until the Company’s obligations under the Note 1 are paid and performed in full, the Transfer Agent of the Company is authorized to establish a reserve of shares of authorized but unissued Common Stock of the Company in an amount not less than 34,220,756 shares for issuance upon partial or full conversion of the Note 1 in accordance with the terms thereof, and the Transfer Agent shall immediately add shares of Common Stock to the reserved shares as and when requested by Company in writing from time to time.

Power Up Lending Group – July 28, 2021

Convertible Promissory Note:

On July 28, 2021, BlackStar Enterprise Group, Inc. (the “Company” or “we”) and Power Up Lending Group Ltd. (“Holder”) entered into a Convertible Promissory Note totaling $78,750 (“Note 2,” Exhibit 10.4) and a Securities Purchase Agreement (“SPA 2,” Exhibit 10.5), and an Instruction Letter for the Transfer Agent (“TA Letter 2,” Exhibit 10.6) (altogether, the “Transaction Documents”).

The Company executed a 10% Convertible Promissory Note of the Company with Holder, in the principal amount of $78,750 (the “Note 2”), upon the terms and subject to the limitations and conditions set forth in such Note 2. The Note 2 is attached as Exhibit 10.4. The Holder may convert the outstanding unpaid principal amount of the Note 2 into restricted shares of Common Stock of the Company at a discount of 35% of the Market Price. The lender agreed to limit the amount of stock received to less than 4.99% of the total outstanding common stock. There are no warrants or options attached to this Note 2. The Company has

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initially reserved out of its authorized Common Stock 36,346,153 shares of Common Stock for conversion pursuant to the Note 2, as evidenced by the TA Letter 2 attached as Exhibit 10.5.

The Note, bearing an interest rate of 10%, dated July 28, 2021 (the “Issue Date”) for $78,750 matures on July 28, 2022. The Note 2 and SPA 2 were closed on July 28, 2021 (the “Closing Date”) and the Company received $75,000 on August 2, 2021, with the remaining $3,750 being retained by the Holder to cover legal and due diligence fees. The Note 2 additionally bears an interest rate of 22% per annum in the Event of Default.

Prepayment. The Company may prepay the Note 2 in whole or in part at any time, up to 180 days after the Issue Date, by paying the principal amount to be prepaid together with premium interest thereon to the date of prepayment (120% 1-60 days; 125% 61-90 days; 130% 91-120 days; 135% 121-180 days). After 180 days from the Issue Date, the Company may submit an Optional Prepayment Notice to the Holder. Upon receipt by the Holder of the Optional Prepayment Notice post Prepayment Periods, the prepayment shall be subject to the Holder’s and the Company’s agreement with respect to the applicable Prepayment Percentage.

No Beneficial Ownership. The Holder shall not be entitled to convert any portion of the Note 2 in excess of that portion upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion or exercise analogous to the limitations contained in the Note 2) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note 2 with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended and Regulations 13D-G thereunder. The beneficial ownership limitations on conversion as set forth may NOT be waived by the Holder.

Conversion Price. The conversion price (the “Conversion Price”) shall equal the Variable Conversion Price (as defined herein) (subject to equitable adjustments by the Borrower relating to the Borrower’s securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The "Variable Conversion Price" shall mean 65% multiplied by the Market Price (as defined herein) (representing a discount rate of 35%). “Market Price” means the lowest Trading Price (as defined below) for the Common Stock during the twenty (20) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. “Trading Price” means, for any security as of any date, the closing bid price on the OTCQB, OTCQX, Pink Sheets electronic quotation system or applicable trading market (the “OTC”) as reported by a reliable reporting service (“Reporting Service”) designated by the Holder (i.e. Bloomberg) or, if the OTC is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets”. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as reasonably determined by the Borrower. “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the OTC, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

Amounts Due in Events of Default:

Upon the failure to pay principal and interest, the Note 2 shall become immediately due and payable. Upon the failure to issue conversion shares when Holder exercises said right, or other events of default outlined in the Note 2, then two times (2x) the Default Amount of the Note 2 will become due and payable immediately. Any other form of default will entitle the Holder to an immediate payment of one hundred fifty percent (150%) of the Default Amount, being the outstanding principal amount of the Note 2, plus accrued and unpaid interest on the unpaid principal amount of the Note 2, plus any default interest and any other amounts owed.

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Securities Purchase Agreement:

The Company and the Holder executed the Securities Purchase Agreement (“SPA 2”) in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act. The SPA 2 outlines the purchase of the Note 2 (the “Securities”), and the Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth in the SPA 2 in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

Transfer Agent Instruction Letter:

Until the Company’s obligations under the Note 2 are paid and performed in full, the Transfer Agent of the Company is authorized to establish a reserve of shares of authorized but unissued Common Stock of the Company in an amount not less than 36,346,153 shares for issuance upon partial or full conversion of the Note 2 in accordance with the terms thereof, and the Transfer Agent shall immediately add shares of Common Stock to the reserved shares as and when requested by Company in writing from time to time.

Individual Noteholders – June 23, 2021

On June 23, 2021, the outstanding loans to the two individuals first entering into loans with the Company on April 24 and 29, 2019, respectively, were paid off and the Company entered into two new loans in the amounts of $10,000 $20,000, dated May 18, 2021 and due November 18, 2021 with interest at 11%. Each of the two loan holders was paid $10,000 principal (an aggregate $20,000) and aggregate accrued interest of $2,750. In addition, the two individuals were issued an aggregate 300,000 shares of the Company’s common. The Company and the holders of the notes above executed agreements in the form attached hereto as Exhibit 10.7 in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the SEC under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act.

Placement Agent – October 17, 2019

On May 6, 2021, the Company issued 396,040 shares of restricted common stock to Carter, Terry & Company pursuant to an engagement agreement for capital raising services dated October 17, 2019 and attached hereto as Exhibit 10.8. Pursuant to an engagement letter (the “Engagement Letter”), dated as of October 17, 2019, by and between the Company and Carter, Terry & Company (the “Placement Agent”), the Company engaged the Placement Agent to act as the Company’s placement agent in connection with the private placement. Pursuant to the Engagement Letter, the Company agreed to pay the Placement Agent a cash fee of between 6% and 10% of the gross proceeds raised by the Company in the private placement, depending on the total raised, and to issue to the Placement Agent restricted shares of the Company’s Common Stock in an amount equal to 4% of the gross proceeds raised in the private placement divided by the last reported closing price of the Company’s stock on the day of closing of the private placement (the “PA Shares”). The PA Shares shall have piggyback registration rights and should the PA Shares not be registered within 6 months of the closing date of the private placement, the Company has agreed to approve and pay for the opinion for the resale of the PA Shares under Rule 144 of the Securities Act of 1933, as amended. The Engagement Letter also contains customary indemnification provisions. The Engagement Letter is currently still in effect. The issuance was made in reliance upon Section 4(a)(2) of the Act and under an exemption of Rule 506(b) of Regulation D, or any other such exemptions as the transaction may qualify. Carter, Terry & Company is well known to us and our management, through pre-existing business relationships, as our current financial advisor and placement agent. Carter, Terry & Company was provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to our management in connection with this issuance. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to us. All

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certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

Power Up Lending Group Ltd. – The Company and the Holder executed the Securities Purchase Agreements (“SPA 1 and SPA 2”) in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act. The SPA 1 and SPA 2 outlines the purchase of the Note 1 and Note 2 (the “Securities”), and the Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth in the SPA 1 and SPA 2 in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

Individual Noteholders – The Company and the individual promissory noteholders executed the promissory notes in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act. The noteholders understand that the Securities are being offered and sold to them in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the noteholders’ compliance with, the representations, warranties, agreements, acknowledgments and understandings of the noteholders in order to determine the availability of such exemptions and the eligibility of the noteholders to acquire any Securities.

Additional Issuances –

On May 6, 2021, the Company issued 396,040 shares of restricted common stock to Carter, Terry & Company pursuant to an engagement agreement for capital raising services dated October 17, 2019 and attached hereto as Exhibit 10.8. The issuance was made in reliance upon Section 4(a)(2) of the Act and under an exemption of Rule 506(b) of Regulation D, or any other such exemptions as the transaction may qualify. Carter, Terry & Company is well known to us and our management, through pre-existing business relationships, as our current financial advisor and placement agent. Carter, Terry & Company was provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to our management in connection with this issuance. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to us. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition.

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On June 24, 2021, BlackStar Enterprise Group, Inc. issued 500,000 shares to Matthew Baldwin for services rendered and the issuance was made by us in reliance upon Section 4(a)(2) of the Act and under an exemption of Rule 506(b) of Regulation D, or any other such exemptions as the transaction may qualify. Mr. Baldwin is well known to us and our management, through pre-existing business relationships, as our long-standing contractor for software development. Mr. Baldwin was provided access to all material information, which he requested, and all information necessary to verify such information and were afforded access to our management in connection with his issuance. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to us. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition.

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Convertible Promissory Note – July 26, 2021
10.2	Securities Purchase Agreement – July 26, 2021
10.3	Transfer Agent Instruction Letter – July 26, 2021
10.4	Convertible Promissory Note – July 28, 2021
10.5	Securities Purchase Agreement – July 28, 2021
10.6	Transfer Agent Instruction Letter – July 28, 2021
10.7	Form of Promissory Note – June 23, 2021
10.8	Engagement Letter with Carter Terry & Company – October 17, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLACKSTAR ENTERPRISE GROUP, INC.

By:  /s/ Joseph Kurczodyna

Joseph Kurczodyna, Chief Financial Officer

Date: August 3, 2021

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